UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2015
Date of Report (Date of earliest event reported)

BALLROOM DANCE FITNESS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-138251	26-3994216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5280 North Ocean DR Suite 2-F Riviera Beach, Florida	33404
(Address of principal executive offices)	(Zip Code)

(954) 684-8288
Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINTIIVE AGREEMENT

The Board of Directors of Ballroom Dance Fitness Inc., a Florida corporation (the "Company") authorized the execution of that certain agreement dated April 30, 2015 (the "Agreement") between the Company and Titan Music & Entertainment, LLC, a limited liability company ("Titan Music"). Titan Music owns and operates all revenue streams in reference to the global music artist “Kobra and the Lotus” based on a worldwide distribution agreement with EMI / Caroline / Universal record distribution (the "Recording & Ancillary Rights Agreement"). The Agreement provides that the Company shall provide funding to Titan Music in connection with the recording, ancillary rights, licensing and marketing of certain master recordings and ancillary rights by the musical artist "Kobra and The Louts".

In accordance with the terms and provisions of the Agreement: (i) upon execution of the Agreement, the Company shall pay to Titan Music the sum of $50,000; (ii) the Company shall pay to Titan Music a second installment of $50,000 on or before June 1, 2015; (iii) the Company shall pay to Titan Music a third installment of $50,000 on or before July 1, 2015; and (iv) the Company shall pay to Titan Music a fifth and final installment of $35,500 on or before November 1, 2015, representing a total investment of $237,500.  Titan will use the investment for the recording, mixing, mastering and otherwise acquiring rights pursuant to the Recording & Ancillary Rights Agreement to master recordings (the "Masters") to be embodied on albums (the "Albums") by Kobra and the Lotus, and to market and promote the Albums. As of the date of this Current Report, the Company has paid an aggregate $150,000 to Titan Music.

In further accordance with the terms and provisions of the Agreement, Titan Music shall pay to the Company 50% of the its net profits (the "Titan Net Profits"), which means net revenues less expenses and all applicable and customary taxes or other payments required to be paid by Titan Music directly attributable to the exploitation of the Albums. Titan Music shall own all rights, title and interest in and to the Masters and the Albums and have the exclusive worldwide and perpetual right to use, distribute, sell and exploit the Masters and the Albums in any and all media.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement dated April 30, 2015 between Ballroom Dance Fitness, Inc. and Titan Music & Entertainment LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLROOM DANCE FITNESS INC.
DATE: July 28, 2015	/s/ William Forhan Name: William Forhan Title: CEO

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